UNITED STATES

                   	SECURITIES AND EXCHANGE COMMISSION

                       	Washington,  D.C.  20549


                               	FORM 8-K

                            	CURRENT REPORT

Pursuant to Section 13 or 15(d)	of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 16, 1999


                        	THE CASTLE GROUP, INC.

       	(Exact name of registrant as specified in its charter)


           Utah                    0-23338                 99-037845

(State or other jurisdiction  (Commission File   (IRS Employer Identification
    of incorporation)              Number)                  Number)


        	745 Fort Street, 10th Floor, Honolulu, Hawaii 96813 (Address of principal executive office)

Registrant's telephone number, including area code    808-524-0900


                            	Not Applicable
     	(Former name or former address, if changed since last report)





Page 1 of 4 sequentially numbered pages
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Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

    Effective February 16, 1999, Charles E. McGee tendered his resignation as a director of The Castle Group, Inc.'s board of directors.

    Mr. McGee did not have any disagreements with the Company relating to any of the Company's operations, policies or practices.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( c)	Exhibits furnished in accordance with the provisions of Item
             	601 of Regulation S-B.


                             	EXHIBIT INDEX

  Item No.                     Description                   	  Page
 _________			    ____________________________________        	________

   16.3          			Letter from Charles E. McGee          	      4























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                                 	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE CASTLE GROUP, INC.
                               				(Registrant)


Date   July 21, 1999         			   /s/ Michael S. Nitta
                                   ---------------------------------
                            				   Chief Financial Officer and
                            				   Vice President Finance































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






February 16, 1999


The Castle Group, Inc.
745 Fort Street
Tenth Floor
Honolulu, Hawaii  96813

Gentlemen:

I hereby inform you that, as of this date, I am resigning my position as a member of the Board of Directors of The Castle Group, Inc.


					                                      			Respectfully,

                                      								/s/  Charles E. McGee

                                      								Charles E. McGee


















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